Filed pursuant to Rule 497(e)
Registration Nos. 811-21079; 333-86348

HATTERAS ALPHA HEDGED STRATEGIES FUND
a series of Trust for Advisor Solutions (the “Trust”)

No Load

September 6, 2016

Supplement to the
Summary Prospectus dated July 1, 2016
and the
Prospectus and Statement of Additional Information (“SAI”)
each dated April 29, 2016, as previously supplemented

Effective at the close of business on October 14, 2016 (the “Exchange Date”), the outstanding No Load shares of the Hatteras Alpha Hedged Strategies Fund (the “Fund”) will be exchanged for Class A shares of the Fund (the “Class Exchange”). The Class Exchange will be completed based on the relative net asset value (“NAV”) of each share class on October 14, 2016, without the imposition of any sales charge or any other charge. The Fund is conducting the Class Exchange because No Load share assets have not achieved sufficient levels to make the ongoing operations of the class economically sustainable for the Fund. The Class Exchange is not expected to result in any increase to the annual fund operating expenses paid by shareholders holding No Load shares of the Fund as of the Exchange Date.  Additionally, shareholders of No Load shares of the Fund who receive Class A shares of the Fund will be permitted to purchase additional Class A shares of the Fund in the future without being subject to the sales charge, provided that they have continuously held Class A shares of the Fund since the Class Exchange.

While the Fund offers both No Load shares and Class A shares, the Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Please consult the Fund’s Prospectus for full details on the differences between the classes. The following table compares some of the features of No Load shares and Class A shares:

Feature	Class A	No Load
Sales Charges
Class A shares are offered at NAV per share with a maximum front-end sales charge of 4.75%. (Class A shares received as a result of the Class Exchange and additional Class A shares purchased by No Load shareholders that have continuously held Class A shares of the Fund since the Class Exchange will not be subject to any sales charge.)

Purchases of Class A shares of at least $1 million held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
No Load shares are offered at NAV per share without a front-end sales charge and are not subject to a deferred sales charge.
Shareholder Servicing Fee	Class A shares do not charge an annual shareholder servicing fee.	No Load shares are issued with an annual shareholder servicing fee of 0.25%.
Distribution and Service (12b-1) Fees	Class A shares are issued with an annual 12b-1 fee of 0.25%.	No Load shares do not charge an annual 12b-1 fee.
Exchange Privileges
Class A shares may be converted to a different share class of the Fund that has a lower expense ratio provided certain conditions are met. Class A shares may also be exchanged for Class A shares of any other mutual fund in the Trust.
No Load shares may be converted to a different share class of the Fund that has a lower expense ratio provided certain conditions are met.

The Class Exchange is expected to be tax-free, meaning that the Fund’s No Load shareholders will become Class A shareholders without realizing any gain or loss for federal tax purposes.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.